UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                      February 4, 2005 (February 2, 2005)
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                          CAESARS ENTERTAINMENT, INC.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


         Delaware                         1-14573                88-0400631
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


       3930 Howard Hughes Parkway
           Las Vegas, Nevada                                       89109
----------------------------------------                     -------------------
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (702) 699-5000


                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events.

            On February 4, 2005, Caesars Entertainment, Inc. ("Caesars") issued a press release announcing that Caesars and Columbia Sussex Corporation both received a Request for Additional Information from the Federal Trade Commission pursuant to the notification requirements of the Hard-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the previously announced sale of Caesars Tahoe to an affiliate of Columbia Sussex Corporation.

            For additional information concerning the foregoing, a copy of the press release dated February 4, 2005 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


Item 9.01   Financial Statements and Exhibits.

      (a)   Financial Statements of Business Acquired. Not applicable.

      (b)   Pro Forma Financial Information. Not applicable.

      (c)   Exhibits.

            99.1           Press Release dated February 4, 2005.

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

                                  Signatures


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CAESARS ENTERTAINMENT, INC.


                                        By: /s/ Wesley D. Allison
                                            -----------------------------------
                                            Name:  Wesley D. Allison
                                            Title: Senior Vice President,
                                                   Controller and Interim Chief
                                                   Financial Officer

Dated: February 4, 2005

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